Exhibit 5
[FACE OF CERTIFICATE]
[LOGO]
RG [                    ]
[                    ] SHARES
SEE REVERSE FOR TRANSFER RESTRICTIONS AND OTHER IMPORTANT RIGHTS OR LIMITATIONS, INCLUDING CERTAIN DEFINITIONS
$.01 PAR VALUE
INCORPORATED UNDER THE LAWS OF THE STATE OF MISSOURI
THIS CERTIFICATE IS TRANSFERABLE IN JERSEY CITY, NJ, NEW YORK, NY AND PITTSBURGH, PA
CUSIP 759351 50 5
THIS CERTIFIES THAT [                    ]
IS THE OWNER OF [                    ]
FULLY PAID AND NON-ASSESSABLE SHARES OF THE CLASS B COMMON STOCK OF
Reinsurance Group of America, Incorporate transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed.
     This certificate and the shares of stock represented hereby are issued and shall be held subject to all of the provisions of the Amended and Restated Articles of Incorporation and Bylaws of the Corporation, and all amendments thereto, copies of which are on file at the office of the Transfer Agent, to all of which the holder, by accepting this certificate, assents.
     This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.
     Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.
Dated: [                    ]
COUNTERSIGNED AND REGISTERED
MELLON INVESTOR SERVICES LLC
TRANSFER AGENT AND REGISTRAR
     By:
AUTHORIZED SIGNATURE

[SEAL]
[SIGNATURE]
PRESIDENT
[SIGNATURE]
SECRETARY

[REVERSE OF CERTIFICATE]
REINSURANCE GROUP OF AMERICA, INCORPORATED
     THE COMPANY WILL FURNISH, WITHOUT CHARGE, TO EACH SHAREHOLDER WHO SO REQUESTS A STATEMENT OF THE DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK, OR SERIES THEREOF, WHICH THE COMPANY IS AUTHORIZED TO ISSUE AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS. ANY SUCH REQUEST IS TO BE ADDRESSED TO THE SECRETARY OF THE COMPANY OR TO THE TRANSFER AGENT NAMED ON THE FACE OF THIS CERTIFICATE.
     THIS CERTIFICATE ALSO EVIDENCES AND ENTITLES THE HOLDER HEREOF TO CERTAIN RIGHTS AS SET FORTH IN A SECTION 382 RIGHTS AGREEMENT BETWEEN REINSURANCE GROUP OF AMERICA, INCORPORATED (THE “COMPANY”) AND MELLON INVESTOR SERVICES LLC (OR ANY SUCCESSOR THERETO), AS RIGHTS AGENT, AS IT MAY FROM TIME TO TIME BE SUPPLEMENTED OR AMENDED (THE “RIGHTS AGREEMENT”), THE TERMS OF WHICH ARE INCORPORATED HEREIN BY REFERENCE AND A COPY OF WHICH IS ON FILE AT THE PRINCIPAL EXECUTIVE OFFICES OF THE COMPANY. UNDER CERTAIN CIRCUMSTANCES, AS SET FORTH IN THE RIGHTS AGREEMENT, SUCH RIGHTS MAY EXPIRE OR MAY BE REDEEMED, EXCHANGED OR BE EVIDENCED BY SEPARATE CERTIFICATES AND NO LONGER BE EVIDENCED BY THIS CERTIFICATE. THE COMPANY WILL MAIL TO THE HOLDER OF THIS CERTIFICATE A COPY OF THE RIGHTS AGREEMENT WITHOUT CHARGE PROMPTLY AFTER RECEIPT OF A WRITTEN REQUEST THEREFOR. UNDER CERTAIN CIRCUMSTANCES, RIGHTS ISSUED TO OR HELD BY ACQUIRING PERSONS (AS DEFINED IN THE RIGHTS AGREEMENT) AND ANY SUBSEQUENT HOLDER OF SUCH RIGHTS MAY BECOME NULL AND VOID.
     THE TRANSFER OF SECURITIES REPRESENTED BY THIS CERTIFICATE IS (AND OTHER SECURITIES OF THE CORPORATION MAY BE) SUBJECT TO RESTRICTION PURSUANT TO ARTICLE FOURTEEN OF THE CORPORATION’S AMENDED AND RESTATED ARTICLES OF INCORPORATION. THE CORPORATION WILL FURNISH A COPY OF ITS AMENDED AND RESTATED ARTICLES OF INCORPORATION SETTING FORTH THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS TO THE HOLDER OF RECORD OF THIS CERTIFICATE WITHOUT CHARGE UPON WRITTEN REQUEST ADDRESSED TO THE CORPORATION AT ITS PRINCIPAL PLACE OF BUSINESS.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	—	as tenants in common
TEN ENT	—	as tenants by the entireties
JT TEN	—	as joint tenants with right of survivorship
and not as tenants in common

UNIF GIFT MIN ACT —		Custodian
	(Cust)		(Minor)
under Uniform Gifts to Minors
Act
(State)

UNIF TRAN MIN ACT —		Custodian
	(Cust)		(Minor)
under Uniform Gifts to Minors
Act
(State)
          Additional abbreviations may also be used though not in the above list.
     For Value Received,                      hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

[                                         ]
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE)
[                                          ] Shares represented by the within certificate, and do hereby irrevocably constitute and appoint [                                          ] Attorney to transfer the said shares on the books of the within-named Corporation with full power of substitution in the premises.
Dated [                      ]
[SIGNATURE]
NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.